Exhibit 99.1
                            Press Release

Media Relations                    Investor Relations
Mike Jacobsen, APR                    Chris Sikora
+1 330-490-4498                    +1 330-490-4242
michael.jacobsen@dieboldnixdorf.com        christopher.sikora@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
Feb. 26, 2025

Diebold Nixdorf Announces New Growth Acceleration Plan and Three-Year Financial Targets at 2025 Investor Day

•Plans to capture Banking and Retail secular tailwinds, driving growth, profitability and significant cash generation

•Targets mid-single-digit Banking and Retail revenue growth, double-digit adjusted EBITDA growth, and 60%+ free cash flow conversion, by 2027

•Targeting ~$800 million cumulative free cash flow over the next three years, equaling nearly half of the company’s current market cap

NORTH CANTON, Ohio – Diebold Nixdorf (NYSE: DBD), a world leader in transforming the way people bank and shop, will host its 2025 Investor Day today, starting at 9:00 a.m. ET, in New York City. The event will cover the company’s continued progress with its strategic growth initiatives, outlining its global opportunities and vision for growth acceleration along with new three-year financial targets.

The company’s senior management team will present its strategy to drive sustainable and profitable growth in its global banking and retail markets, increasing cash conversion and delivering significant shareholder returns.

Octavio Marquez, Diebold Nixdorf president and chief executive officer, said: “Over the last two years, Diebold Nixdorf has fortified its balance sheet and strengthened its financial position. Our recent progress in improving profitability and driving robust free cash flow is just the beginning. With an expanding global total addressable market, we are setting clear, new targets for the next three years, reflecting the tremendous opportunities across both our global Banking and Retail segments. We look forward to rising to this challenge and driving meaningful operating leverage and significant cash flow, aided by a culture of continuous improvement. As we execute this plan, I am confident we can generate significant value for our customers and shareholders.”

Financial Targets
Reiterates prior 2025 outlook:
•$3.75 billion to $3.80 billion in revenue (flat to low single-digit growth)
•$470 million to $490 million adjusted EBITDA1,2 (mid-single-digit growth)
•$190 million to $210 million free cash flow1,2 (40%+ conversion)

Introduces three-year plan and 2027 financial targets:
•$3.98 billion to $4.08 billion in revenue (mid-single digit annual growth)
•$550 million to $600 million adjusted EBITDA1,2 (low double-digit growth)
•$330 million to $360 million free cash flow1,2 (60%+ conversion)
1 – Non-GAAP measure
2 - With respect to the company’s adjusted EBITDA, free cash flow and free cash flow conversion (free cash flow / adjusted EBITDA) estimated outlook for 2025-2027, it is not providing reconciliations to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

Investor Day Webcast Registration
Diebold Nixdorf’s 2025 Investor Day presentation is being held today in New York City and the webcast will begin at 9:00 a.m. ET. All presentations and Q&A will be accessible via the live webcast. Webcast registration is available here. An archive and replay of the presentation will be available on the Diebold Nixdorf investor relations website at investors.dieboldnixdorf.com.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE: DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

LinkedIn: www.linkedin.com/company/diebold
X: https://twitter.com/dieboldnixdorf
Facebook: www.facebook.com/DieboldNixdorf
YouTube: www.youtube.com/dieboldnixdorf

Non-GAAP Financial Measures and Other Information
To supplement our consolidated financial information presented in accordance with GAAP, the Company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, Non-GAAP operating profit margin, adjusted diluted earnings per share, free cash flow (use) and free cash flow conversion, net debt, EBITDA, adjusted EBITDA, adjusted EBITDA margin and constant currency results. The Company calculates constant currency by translating the prior year results at current year exchange rates. The Company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the Company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The Company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The Company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the Company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA, Adjusted EBITDA and adjusted EBITDA margin because we believe that investors and securities analysts will find EBITDA, adjusted EBITDA and adjusted EBITDA margin to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development and changes in cash of assets held for sale and the use of cash for M&A, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet, paying dividends and share repurchases. Free Cash Flow Conversion is a liquidity ratio that measures the Company's ability to convert operating profits into free cash flow and is calculated as Free Cash Flow over Adjusted EBITDA. For more information, please refer to the section, "Notes for Non-GAAP Measures."

Forward-Looking Statements
This press release may contain forward-looking statements that are not historical information and are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements, including the Company’s ability to successfully execute its strategic priorities. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the reports and other filings by the Company with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 25, 2025. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.
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